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                                                                  Exhibit 10.2


          WAIVER AND AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AND
                               SECURITY AGREEMENT

          THIS WAIVER AND AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Waiver and Amendment") is entered into as of September 24, 2002, by and among:

          (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the "Borrower"),

          (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the "Loan Parties"),

          (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation, WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge, and LLOYDS TSB BANK PLC, in its capacity as a Liquidity Bank to Blue Ridge ("Lloyds"),

          (4) LA FAYETTE ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, "La Fayette"), and CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as a Liquidity Bank to La Fayette,

          (5) WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Blue Ridge Group, and CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as agent for the La Fayette Group (in such latter capacity, together with its successors in such latter capacity, the "La Fayette Agent" or a "Co-Agent"), and

          (6) WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Blue Ridge Group, the La Fayette Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents"), with respect to that certain Amended and Restated Credit and Security Agreement dated as of September 28, 2001, by and among the parties hereto (as heretofore amended, the "Existing Agreement" which, as amended hereby, is hereinafter referred to as the "Agreement").

          Unless otherwise indicated, capitalized terms used in this Waiver and Amendment are used with the meanings attributed thereto in the Existing Agreement.

                              W I T N E S S E T H :

          WHEREAS, the parties wish to modify the Existing Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:



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          1. Amendments to and Waiver of Existing Agreement. Subject to the
terms and conditions hereinafter set forth, the parties hereby agree as follows:

          1.1. Clause (i) of the definition of "Eligible Receivable" is hereby amended and restated in its entirety to read as follows:

          (i) which constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to any actual or reasonably expected Contraction, dispute, offset (except as provided below), counterclaim or defense whatsoever; provided, however, that if such actual or reasonably expected Contraction or such dispute, offset, counterclaim or defense affects only a portion of the Unpaid Net Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Unpaid Net Balance which is not so affected;

          1.2. The definition of "Obligor Concentration Limit" is hereby amended to reduce the Obligor Concentration Limit for Aetna U.S. Healthcare, Inc. and its Affiliated Obligors to 6% of Eligible Receivables.

          1.3. Lloyds' Commitment and Lloyds' Liquidity Commitment are hereby cancelled, Lloyds is hereby removed as a Lender and as a Blue Ridge Liquidity Bank, Lloyds shall no longer be a party to the Agreement, and Lloyds hereby agrees that it no longer needs to be a party to any amendment to or waiver of the Agreement or the Blue Ridge Liquidity Agreement.

          1.4. Wachovia's Commitment is hereby reduced to $200,000,000, and Wachovia's Liquidity Commitment is hereby reduced to $204,000,000.

          1.5. The Aggregate Commitment is hereby reduced to $250,000,000.

          1.6. The Agents and the Lenders hereby waive any Event of Default or Unmatured Default that may arise or have arisen by virtue of a breach of the representation contained in Section 6.1(m) of the Existing Agreement arising from the Loan Parties' failure (at any time on or prior to December 15, 2002) to exclude from Eligible Receivables in any Monthly Report (a) any Receivable that fails the test set forth in clause (m) of the definition of "Eligible Receivable" or (b) any Government Receivable as to which the Obligor is a state or local Governmental Authority (other than a Receivable arising under any state's Medicaid statutes and regulations, for services rendered to eligible beneficiaries thereunder).

          2. Representations.

          2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Waiver and Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).


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          2.2. Each of the Loan Parties further represents and warrants to the
Lenders and the Agents that, after giving effect to this Waiver and Amendment, each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

          3. Condition Precedent. This Waiver and Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto.

          4. Miscellaneous.

          4.1. Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

          4.2. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

          4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

          4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

          4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE EXISTING AGREEMENT.

          4.4. This Waiver and Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            (Signature pages follow)


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          IN WITNESS WHEREOF, the parties hereto have executed this Waiver and
Amendment as of the date first above written.

                                 QUEST DIAGNOSTICS RECEIVABLES INC.


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 QUEST DIAGNOSTICS INCORPORATED


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

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                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 INDIVIDUALLY, AS ADMINISTRATIVE AGENT AND AS
                                 BLUE RIDGE AGENT


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 BLUE RIDGE ASSET FUNDING CORPORATION


                                 BY: WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 ITS ATTORNEY-IN-FACT


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


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                                 LA FAYETTE ASSET SECURITIZATION LLC


                                 BY: LA FAYETTE MEMBER, INC., AS ITS SOLE MEMBER


                                 By:
                                     -------------------------------------------
                                     Name:  Konstantina Kourmpetis
                                     Title: Director


                                 CREDIT LYONNAIS NEW YORK BRANCH,
                                 INDIVIDUALLY AND AS LA FAYETTE AGENT


                                 By:
                                     -------------------------------------------
                                     Name:  Konstantina Kourmpetis
                                     Title: Director


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                                 LLOYDS TSB BANK PLC


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


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